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                                                                      Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, THE SEAGRAM COMPANY LTD., a Canadian corporation (the "Corporation"), and each of the undersigned directors and officers of the Corporation, hereby constitute and appoint EDGAR M. BRONFMAN, CHARLES R. BRONFMAN, EDGAR BRONFMAN, JR., ROBERT W. MATSCHULLAT, MICHAEL C.L. HALLOWS AND DANIEL R. PALADINO and each of them severally, his true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the U.S. Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission thereunder in connection with the Corporation's Transition Report on Form 10-K for the transition period ended June 30, 1996 (the "Transition Report"), including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the Corporation and the name of the undersigned, individually and in his capacity as a director or officer of the Corporation, to the Transition Report as filed with the U.S. Securities and Exchange Commission, to any and all amendments thereto, and to any and all instruments or documents filed as part thereof or in connection therewith; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF each of the undersigned has subscribed these presents on the date set opposite his name.


Signature                                       Date

                                                September 5, 1996

/s/ Edgar M. Bronfman
- ------------------------
THE SEAGRAM COMPANY LTD.
by Mr. Edgar M. Bronfman
Chairman of the Board
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Signature                                       Date
- ---------                                       ----
                                                September 5, 1996
/s/ Edgar M. Bronfman
- -------------------------
Edgar M. Bronfman

                                                September 5, 1996
/s/ Charles R. Bronfman
- -------------------------
Charles R. Bronfman

                                                September 5, 1996
/s/ Edgar Bronfman, Jr.
- -------------------------
Edgar Bronfman, Jr.

                                                September 5, 1996
/s/ Samuel Bronfman II
- -------------------------
Samuel Bronfman II

                                                September 5, 1996
/s/ Matthew W. Barrett
- -------------------------
Matthew W. Barrett

                                                September 5, 1996
/s/ Frank J. Biondi, Jr.
- -------------------------
Frank J. Biondi, Jr.

                                                September 5, 1996
/s/ David M. Culver
- -------------------------
David M. Culver

                                                September 5, 1996
/s/ William G. Davis
- -------------------------
William G. Davis
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Signature                                       Date
- ---------                                       ----
                                                September 5, 1996
/s/ Paul Desmarais
- -------------------------
Paul Desmarais

                                                September 5, 1996
/s/ David L. Johnston
- -------------------------
David L. Johnston

                                                September 5, 1996
/s/ E. Leo Kolber
- -------------------------
E. Leo Kolber

                                                September 5, 1996
/s/ Marie-Josee Kravis
- -------------------------
Marie-Josee Kravis

                                                September 5, 1996
/s/ Robert W. Matschullat
- -------------------------
Robert W. Matschullat

                                                September 5, 1996
/s/ C. Edward Medland
- -------------------------
C. Edward Medland

                                                September 5, 1996
/s/ Lew R. Wasserman
- -------------------------
Lew R. Wasserman

                                                September 5, 1996
/s/ John L. Weinberg
- -------------------------
John L. Weinberg

                                                September 5, 1996
/s/ John S. Weinberg
- -------------------------
John S. Weinberg